SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2010
Date of Report (date of earliest event reported)

SIN HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street, Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry Into a Material Definitive Agreement

On October 20, 2010, SIN Holdings, Inc. (“SIN”) entered into an agreement for purchase and sale (the “Agreement”) with Piqua Petro, Inc., a Kansas Corporation (“Piqua”), to purchase the entire working interest  representing eighty-seven and one half  percent (87.5%) of the revenue interest in certain oil and gas leases held by Piqua for the purchase price of Six Hundred Twenty-Five Thousand U.S. Dollars ($625,000.00).  The transaction closed on October 29, 2010.

.

Item 9.01                Financial Statements and Exhibits

        (c)  Exhibits.

10.3                   Agreement for Purchase and Sale              Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2010	SIN HOLDINGS, INC.
/s/ James Vandeberg
By:
James Vandeberg Chief Financial Officer, Secretary and Director